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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) FEBRUARY 2, 2005

                               QUOTESMITH.COM, INC
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-26781               36-3299423
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   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

           8205 South Cass Ave., Darien, IL                       60561
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    630-515-0170


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02  AND 7.01    RESULTS OF OPERATION AND FINANCIAL CONDITION AND
REGULATION FD DISCLOSURE

     On February 2, 2005, Quotesmith.com, Inc. announced its earnings for the quarter and year ended December 31, 2004. The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

SECTION 9.01           FINANCIAL EXHIBITS AND EXHIBITS

ITEM 9.01(c)           EXHIBITS

Exhibit
Number                 Description
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99.1                   Press Release dated February 2, 2005, announcing the
                       earnings of Quotesmith.com, Inc. for the quarter and year ended December 31, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2005                         By:  /s/ PHILLIP A. PERILLO
                                                     ---------------------------
                                                     Phillip A. Perillo
                                                     Senior Vice President and
                                                     Chief Financial Officer